               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        February 3, 1997


                HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


      MARYLAND              1-13136              16-1455126
  (State or other       (Commission file      (I.R.S. Employer
  jurisdiction of           number)            Identification
  incorporation or                                 Number)
    organization


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


                 Registrant's telephone number,
               including area code: (716) 546-4900







                         Not applicable
  (Former name or former address, if changed since last report)


                                      Consecutive No. Page 1 of 5
                                          Exhibit Index at Page 5
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                HOME PROPERTIES OF NEW YORK, INC.

                         CURRENT REPORT
                           ON FORM 8-K

Item 2.  Acquisition of Assets.

Home Properties of New York, L.P. (the "Operating Partnership"), a New York limited partnership, or entities owned by the Operating Partnership purchased, in unrelated transactions, two multifamily residential properties. Collectively, these acquisitions are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the reporting of transactions under the Current Report on Form 8-K.

Home Properties of New York, Inc. (the "Company") is the sole general partner and holder of approximately sixty-seven percent of the limited partnership interests in the Operating
Partnership.

Lake Grove Apartments. On February 3, 1997, the Operating Partnership acquired Lake Grove Apartments, a 368 unit apartment community located in the Village of Lake Grove, Town of Brookhaven on Long Island, New York. Lake Grove Apartments was 96% occupied at the time of acquisition. The community was purchased from Lake Grove Associates Corp. The purchase price was $19 million, which was financed under the Operating Partnership's line of credit, which bears interest at 175 basis points over the 30-day LIBOR rate. The Purchase and Sale Agreement relating to the Lake Grove Apartments was filed as an exhibit to the Company's Report on Form 10-K for the period ending December 31, 1996.

Royal Gardens Apartments. On May 28, 1997, the Operating Partnership acquired 99.9% of the general partnership interests in Royal Gardens I and Royal Gardens II, New Jersey general partnerships that own the Royal Gardens Apartments, a 550-unit community located in Piscataway, New Jersey. The Company acquired the other .10% interest. The Royal Gardens was constructed from 1967 to 1969 and was 97% occupied at the time of acquisition. The purchase price was $19.5 million and was paid by the issuance to the former partners of Royal Gardens I and Royal Gardens II of 579,407 limited partnership units in the Operating Partnership valued at $21.50 per Unit and the balance by assuming the existing financing on the property. The existing financing consists of two loans: (a) one having a principal balance of approximately $5.1 million that bears interest at 8% and matures in January, 1998; and (b) the other having a principal balance of approximately $1.9 million that bears interest at 7.5% and matures in November, 2005. The existing lender has proposed an increase in the financing to $12 million with interest at LIBOR plus 125 basis points and a 5 year maturity. The Operating Partnership anticipates closing on this refinancing within 60 days.

None of the above sellers were affiliated with the Operating
Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer.

Page 2

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The two properties were previously operated as multifamily
apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 5.   Other Events

At their annual meeting held on May 6, 1997, the shareholders of the Company approved an amendment to the Company's Stock Benefit Plan to increase the number of shares issuable thereunder to non-employee directors by 100,000 and to make additional changes in light of changes in Rule 16b-3 promulgated by the Securities and Exchange Commission. Immediately following the shareholders' meeting the Company awarded each of the non-employee directors options to purchase 3,500 shares of the Company's Common Stock at a purchase price of $22.75 per share.

Also at their annual meeting, the shareholders of the Company approved the issuance of up to 5,000,000 shares of the Company's Common Stock in one or more private placements or public offering upon such terms and conditions as may be approved from time to time by the Board of Directors. The Company has no current arrangements for the sale of the additional shares.

Item 7.   Financial Statements and Exhibits.

          a.  Financial Statements of the business acquired:

          Financial statements for the interests and properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          b.  Pro Forma Financial Information:

          Pro forma Financial Statements of the Company reflecting the interests and properties acquired and noted in
Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.


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          c.  Exhibits:

          Exhibit 2.1 - Agreement among Home Properties of New
York, L.P. and Philip J. Solondz, Daniel Solondz and Julia
Weinstein relating to Royal Gardens I, together with Amendment
No. 1

          Exhibit 2.2 - Agreement among Home Properties of New
York, L.P. and Philip J. Solondz and Daniel Solondz relating to
Royal Gardens II, together with Amendment No. 1

          Exhibit 2.3 - Amended and Restated Stock Benefit Plan of Home Properties of New York, Inc.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  June 6, 1997



                    By:  /s/ David P. Gardner
                         --------------------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer


                    Date:  June 6, 1997



                    By:  /s/ Norman Leenhouts
                         --------------------------------
                         Norman Leenhouts
                         Chairman of the Board of Directors
                         Co-Chief Executive Officer and Director

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                HOME PROPERTIES OF NEW YORK, INC.

                          EXHIBIT INDEX


                                                         Location
                                                         --------

Exhibit 2.1

Agreement among Home Properties of New York, L.P.
and Philip J. Solondz, Daniel Solondz and
Julia Weinstein relating to Royal Gardens I,
together with Amendment No. 1                    Pages    to


Exhibit 2.2

Agreement among Home Properties of New
York, L.P. and Philip J. Solondz and
Daniel Solondz relating to Royal Gardens II,
together with Amendment No. 1                    Pages    to

Exhibit 2.3

Amended and Restated Stock Benefit Plan
of Home Properties of New York, Inc.             Pages    to


Note:     Omitted Schedules and Exhibits to the foregoing will be
supplied upon request.